Fees Summary	Oct. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 70,637,214.60
Previously Paid Amount	0.00
Total Fee Amount	9,755.00
Total Offset Amount	9,755.00
Net Fee	$ 0.00